[LOGO] M F S(SM)                                                  Annual Report
INVESTMENT MANAGEMENT                                           August 31, 1997

MFS(R) CASH RESERVE FUND

[Graphic omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Portfolio Manager's Overview ..............................................  2
Portfolio Manager's Profile ...............................................  3
Portfolio Concentration ...................................................  3
Fund Facts ................................................................  3
Portfolio of Investments ..................................................  4
Financial Statements ......................................................  5
Notes to Financial Statements ............................................. 11
Independent Auditors' Report .............................................. 16
Trustees and Officers ..................................................... 17

--------------------------------------------------------------------------------

   HIGHLIGHTS

   o THE ANNUALIZED COMPOUNDED YIELD ON AN INVESTMENT IN CLASS A SHARES OF THE FUND FOR THE SEVEN-DAY PERIOD ENDED AUGUST 31, 1997, ROSE TO 4.75%, FROM 4.71% ON AUGUST 31, 1996, WHILE THE YIELDS ON CLASS B AND CLASS C SHARES ROSE TO 3.73%, FROM 3.60% AND 3.70%, RESPECTIVELY.

   o ON MARCH 25, 1997, THE FEDERAL RESERVE BOARD RAISED THE FEDERAL FUNDS RATE 0.25%, FROM 5.25% TO 5.50%. AS A RESULT, YIELDS ON 90-DAY COMMERCIAL PAPER HAVE RISEN APPROXIMATELY 20 BASIS POINTS (0.20%) OVER THE PAST YEAR.

   o THE FUND'S AVERAGE MATURITY OF 39 DAYS IS SHORTER THAN THE IBC DONOGHUE INDEX OF 63 DAYS BECAUSE THE FUND IS SEEKING TO TAKE ADVANTAGE OF THE HIGHER YIELDS THAT WILL RESULT IF THE ECONOMY BEGINS TO ACCELERATE.

   o APPROXIMATELY 39% OF THE FUND'S NET ASSETS ARE INVESTED IN COMMERCIAL PAPER, WITH THE BALANCE INVESTED IN U.S. GOVERNMENT-GUARANTEED SECURITIES, A REFLECTION OF THE NARROW YIELD SPREADS BETWEEN GOVERNMENT-AGENCY OBLIGATIONS AND COMMERCIAL PAPER.

--------------------------------------------------------------------------------

TAX FORM SUMMARY

In January 1998, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1997.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

In the fixed-income markets, we have been encouraged by the Fed's decision at its July meeting not to raise short-term interest rates. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens during the balance of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

September 15, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of Geoffrey L. Kurinsky]

Dear Shareholders:
Since August 31, 1996, short-term interest rates have moved modestly higher. As a result, the annualized compounded yield on an investment in Class A shares of the Fund for the seven-day period ended August 31, 1997, rose to 4.75%, from 4.71% at the beginning of the period. The annualized compounded yield on an investment in Class B shares rose to 3.73%, from 3.60%, and in Class C shares to 3.73%, from 3.70%.

On March 25, 1997, the Federal Reserve Board raised the federal funds rate (the interest rate charged by banks to other banks in need of overnight loans) 25 basis points (0.25%), from 5.25% to 5.50%. As a result, yields on 90-day commercial paper have risen approximately 20 basis points (0.20%) over the past year. In the next few months, we expect short-term rates to remain stable, with a possible tightening by year-end if the economy shows signs of inflationary pressures.

The Fund's average maturities have been relatively neutral to short over the past 12 months. The average maturity of the Fund as of August 31, 1997, was 39 days, versus 41 days on August 31, 1996. This is shorter than the IBC Donoghue Index of 63 days because the Fund is seeking to take advantage of the higher yields that will result if the economy begins to accelerate.

The portfolio continues to include only the highest-quality corporate, bank, and government securities in order to help provide investors with security against credit risk. On August 31, 1997, approximately 39% of the Fund's net assets were invested in commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government. (Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.) The large position in government-guaranteed paper is due to the narrow yield spreads between government-agency obligations and commercial paper. We believe this emphasis on quality should allow the Fund to continue to help investors obtain current income and, at the same time, preserve capital and liquidity.

Respectfully,

/s/ Geoffrey L. Kurinsky

Geoffrey L. Kurinsky
Portfolio Manager

--------------------------------------------------------------------------------

   PORTFOLIO MANAGER'S PROFILE

   GEOFFREY L. KURINSKY BEGAN HIS CAREER AT MFS IN 1987 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND THE BOSTON UNIVERSITY GRADUATE SCHOOL OF MANAGEMENT, HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1988, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. HE HAS MANAGED MFS(R) CASH RESERVE FUND SINCE 1992.

--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1997

Commercial Paper                            39.2%
Repurchase Agreements                       20.1%
Other Sectors                                4.4%
U. S. Government & Agency Obligations       36.3%


--------------------------------------------------------------------------------

  FUND FACTS

  OBJECTIVE:               THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK AS HIGH A
                           LEVEL OF CURRENT INCOME AS IS CONSIDERED CONSISTENT
                           WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY.
                           INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR
                           GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO
                           ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A
                           STABLE NET ASSET VALUE.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   CLASS A SHARES:  SEPTEMBER 7, 1993
                           CLASS B SHARES:  DECEMBER 29, 1986
                           CLASS C SHARES:  APRIL 1, 1996

  SIZE:                    $305.8 MILLION NET ASSETS AS OF AUGUST 31, 1997

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - August 31, 1997

Commercial Paper - 39.2%
------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)             VALUE
------------------------------------------------------------------------------------------------
  American Express Credit Corp., due 9/23/97                           $ 8,000      $  7,973,258
  Atlantic Richfield Co., due 9/09/97                                    6,000         5,992,720
  Bank of America Federal Savings Bank, due 12/17/97                     7,000         6,884,321
  Bankers Trust New York Corp., due 10/08/97                             5,000         4,971,736
  Beneficial Corp., due 9/24/97                                          7,000         6,975,448
  Carolina Power & Light Co., due 10/29/97                               5,000         4,955,614
  Coca-Cola Co., due 10/17/97                                            7,500         7,447,771
  du Pont (E.I.) de Nemours & Co., due 11/25/97 - 12/05/
    97                                                                  10,000         9,861,583
  Ford Motor Credit Corp., due 10/07/97                                  7,000         6,961,360
  General Electric Capital Corp., due 11/17/97                           7,300         7,213,031
  Goldman Sachs Group LP, due 9/19/97                                    5,000         4,986,250
  GTE Funding, Inc., due 9/08/97                                         6,000         5,993,560
  Hershey Foods Corp., due 10/30/97 - 12/04/97                          11,000        10,874,504
  Merrill Lynch & Co., Inc., due 10/21/97                                8,000         7,938,778
  PepsiCo, Inc., due 9/22/97                                             7,000         6,977,623
  Procter & Gamble Co., due 12/19/97                                     7,000         6,884,066
  Toys-R-Us, Inc., due 9/10/97                                           7,000         6,990,410
------------------------------------------------------------------------------------------------
Total Commercial Paper                                                              $119,882,033
------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations - 36.3%
------------------------------------------------------------------------------------------------
  Federal Farm Credit Bank, due 10/01/97 - 1/06/98                     $32,515      $ 32,177,145
  Federal Home Loan Bank, due 11/21/97                                   5,000         4,939,250
  Federal Home Loan Mortgage Corp., due 9/12/97 - 9/18/97               15,450        15,417,935
  Federal National Mortgage Assn., due 9/03/97 - 11/10/97               51,800        51,578,912
  Tennessee Valley Authority, due 10/23/97                               7,000         6,945,299
------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations                                        $111,058,541
------------------------------------------------------------------------------------------------
Repurchase Agreement - 20.1%
------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 8/29/97, due 9/02/97, total to be received $61,478,889
    (secured by various U.S. Treasury and Federal Agency obligations in a jointly traded
    account), at Cost                                                  $61,441      $ 61,441,000
------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                      $292,381,574
Other Assets, Less Liabilities - 4.4%                                                 13,414,778
------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                 $305,796,352
------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
AUGUST 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                    $230,940,574
  Repurchase agreements, at cost and value                      61,441,000
                                                              ------------
      Total investments, at amortized cost and value          $292,381,574
  Cash                                                             101,689
  Receivable for Fund shares sold                               15,463,902
  Interest receivable                                               28,416
  Other assets                                                       1,771
                                                              ------------
      Total assets                                            $307,977,352
                                                              ------------
Liabilities:
  Distributions payable                                       $     59,400
  Payable for Fund shares reacquired                             1,770,701
  Payable to affiliates -
    Management fee                                                  10,383
    Shareholder servicing agent fee                                  3,000
    Distribution and service fee                                   137,331
    Administrative fee                                                 346
  Accrued expenses and other liabilities                           199,839
                                                              ------------
      Total liabilities                                       $  2,181,000
                                                              ------------
Net assets (represented by paid-in capital)                   $305,796,352
                                                              ============
Shares of beneficial interest outstanding                     305,796,352
                                                              ===========

Class A shares:
  Net asset value and offering price per share
    (net assets of $45,007,475 / 45,007,475 shares of
    beneficial interest outstanding)                             $1.00
                                                                 =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $244,415,917 / 244,415,917 shares of
    beneficial interest outstanding)                             $1.00
                                                                 =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $16,372,960 / 16,372,960 shares of
    beneficial interest outstanding)                             $1.00
                                                                 =====

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
--------------------------------------------------------------------------------

Net investment income:
  Interest                                                          $14,970,444
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,509,721
    Trustees' compensation                                               53,391
    Shareholder servicing agent fee                                     244,509
    Shareholder servicing agent fee (Class A)                            15,339
    Shareholder servicing agent fee (Class B)                           162,312
    Shareholder servicing agent fee (Class C)                             3,845
    Distribution and service fee (Class B)                            2,281,359
    Distribution and service fee (Class C)                              120,624
    Administrative fee                                                   23,063
    Custodian fee                                                       134,315
    Postage                                                             126,643
    Printing                                                             79,853
    Auditing fees                                                        36,989
    Legal fees                                                            6,986
    Miscellaneous                                                       472,223
                                                                    -----------
      Total expenses                                                $ 5,271,172
    Reduction of expenses by investment adviser                        (273,794)
    Fees paid indirectly                                                (56,100)
                                                                    -----------
        Net expenses                                                $ 4,941,278
                                                                    -----------
          Net investment income                                     $10,029,166
                                                                    ===========
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   1997                      1996
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $   10,029,166            $    7,957,386
                                                              --------------            --------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $   (1,559,182)           $     (952,277)
  From net investment income (Class B)                            (8,040,982)               (6,950,327)
  From net investment income (Class C)                              (429,002)                  (54,782)
                                                              --------------            --------------
    Total distributions declared to shareholders              $  (10,029,166)           $   (7,957,386)
                                                              --------------            --------------
Fund share (principal) transactions at net asset value
 of $1.00 per share -
  Net proceeds from sale of shares                            $2,376,194,909            $1,510,970,601
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                  7,800,528                 6,339,137
  Cost of shares reacquired                                   (2,373,905,725)           (1,398,974,685)
                                                              --------------            --------------
      Total increase in net assets                            $   10,089,712            $  118,335,053
Net assets:
  At beginning of period                                         295,706,640               177,371,587
                                                              --------------            --------------
  At end of period                                            $  305,796,352            $  295,706,640
                                                              ==============            ==============

See notes to financial statements


Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,  NINE MONTHS ENDED         YEAR ENDED
                                                 ---------------------------------------         AUGUST 31,       NOVEMBER 30,
                                                      1997           1996           1995              1994                1993*
-------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 1.00         $ 1.00         $ 1.00            $ 1.00             $ 1.00
                                                    ------         ------         ------            ------             ------
Net investment income(S)                            $ 0.05         $ 0.04         $ 0.05            $ 0.02             $ 0.01
Less distributions declared to shareholders
  from net investment income                         (0.05)         (0.04)         (0.05)            (0.02)             (0.01)
                                                    ------         ------         ------            ------             ------
Net asset value - end of period                     $ 1.00         $ 1.00         $ 1.00            $ 1.00             $ 1.00
                                                    ======         ======         ======            ======             ======
Total return                                         4.64%          4.75%          4.91%             2.89%+             2.28%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.93%          0.84%          0.90%             0.86%+             0.92%+
  Net investment income                              4.54%          4.62%          4.94%             3.11%+             2.26%+
Net assets at end of period (000 omitted)          $45,007        $37,872        $10,852            $2,156                $49

  * For the period from the commencement of the Fund's offering of Class A shares, September 7, 1993, through November 30,
    1993.
  + Annualized.
 ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
Net investment income                               $ 0.04         $ 0.04         $ 0.05            $ 0.02             $ 0.01
Ratios (to average net assets):
  Expenses##                                         1.03%          0.94%          1.00%             0.96%+             1.02%+
  Net investment income                              4.44%          4.52%          4.84%             3.01%+             2.16%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                   NINE MONTHS
                                                        YEAR ENDED AUGUST 31,            ENDED                   NOVEMBER 30,
                                 --------------------------------------------        AUGUST 31,      -------------------------
                                         1997            1996            1995              1994            1993           1992
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                            $ 1.00          $ 1.00          $ 1.00            $ 1.00          $ 1.00         $ 1.00
                                       ------          ------          ------            ------          ------         ------
Net investment income(S)               $ 0.03          $ 0.04          $ 0.04            $ 0.01          $ 0.01         $ 0.02
Less distributions declared to
  shareholders from net
  investment income                     (0.03)          (0.04)          (0.04)            (0.01)          (0.01)         (0.02)
                                       ------          ------          ------            ------          ------         ------
Net asset value - end of period        $ 1.00          $ 1.00          $ 1.00            $ 1.00          $ 1.00         $ 1.00
                                       ======          ======          ======            ======          ======         ======
Total return                            3.58%           3.64%           3.81%             1.79%+          1.16%          1.79%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            1.95%           1.92%           1.93%             1.94%+          2.00%          2.22%
  Net investment income                 3.53%           3.58%           3.69%             1.88%+          1.19%          1.83%
Net assets at end of period
 (000 omitted)                       $244,416        $251,192        $166,519          $213,635        $155,274       $125,439

  + Annualized.
 ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

Net investment income                  $ 0.03          $ 0.04          $ 0.04            $ 0.01          $ 0.01         $ 0.02
Ratios (to average net assets):
  Expenses##                            2.05%           2.02%           2.03%             2.04%+          2.10%          2.32%
  Net investment income                 3.43%           3.48%           3.59%             1.78%+          1.09%          1.73%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   YEAR ENDED
                                                      YEAR ENDED NOVEMBER 30,                                    AUGUST 31,
                                ----------------------------------------------------------------------    -------------------------
                                     1991            1990            1989            1988         1987**       1997         1996***
-----------------------------------------------------------------------------------------------------------------------------------
                                   CLASS B                                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                         $ 1.00          $ 1.00          $ 1.00          $ 1.00       $ 1.00       $ 1.00      $ 1.00
                                   ------          ------          ------          ------       ------       ------      ------
Net investment income(S)           $ 0.04          $ 0.06          $ 0.07          $ 0.06       $ 0.04       $ 0.03      $ 0.01
Less distributions declared to
 shareholders from net investment
 income                             (0.04)          (0.06)          (0.07)          (0.06)       (0.04)       (0.03)      (0.01)
                                   ------          ------          ------          ------       ------       ------      ------
Net asset value - end of
 period                            $ 1.00          $ 1.00          $ 1.00          $ 1.00       $ 1.00       $ 1.00      $ 1.00
                                   ======          ======          ======          ======       ======       ======      ======
Total return                        4.56%           6.12%           7.34%           5.85%        4.42%+       3.60%       3.67%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                        2.04%           2.23%           2.24%           2.06%        2.06%+       1.95%       1.79%+
  Net investment income             4.53%           6.06%           7.10%           5.59%        5.59%+       3.57%       3.60%+
Net assets at end of period
 (000 omitted)                   $161,040        $203,314        $146,885        $139,518      $83,845      $16,373      $6,642

 ** For the period from the commencement of the Fund's investment operations, December 29, 1986, through November 30, 1987.
*** For the period from the commencement of the Fund's offering of Class C shares, April 1, 1996 through August 31, 1996.
  + Annualized.
 ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

Net investment income              $ 0.04          $ --            $ --            $ --         $ --         $ 0.03      $ 0.01
Ratios (to average net assets):
  Expenses##                        2.13%            --              --              --           --          2.05%       1.89%+
  Net investment income             4.44%            --              --              --           --          3.47%       3.50%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Cash Reserve Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Service Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

At August 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,141 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 1999 ($1,587), and August 31, 2003 ($554).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $19,766 for the year ended August 31, 1997.

Distributor - The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payment of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Fund may determine and payment of the 0.25% per annum service fee will commence on the date that the value of the net assets attributable to Class A shares first equals or exceeds $40 million.

The Fund's distribution plan provides that the Fund will pay MFD up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $35,181 and $15 for Class B and Class C shares, respectively, for the year ended August 31, 1997. Fees incurred under the distribution plans during the year ended August 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption with six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1997, were $49, $1,111,045, and $24,444 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $2,520,018,708 and $2,592,903,821, respectively.

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                                   YEAR ENDED        YEAR ENDED
                                                   AUGUST 31,        AUGUST 31,
                                                         1997              1996
-------------------------------------------------------------------------------

Shares sold                                       464,216,561       245,119,340
Shares issued to shareholders in reinvestment
  of distributions                                  1,204,025           783,890
Shares reacquired                                (458,285,289)     (218,883,250)
                                                -------------      ------------
    Net increase                                    7,135,297        27,019,980
                                                =============      ============

Class B Shares
                                                   YEAR ENDED        YEAR ENDED
                                                   AUGUST 31,        AUGUST 31,
                                                         1997              1996
-------------------------------------------------------------------------------

Shares sold                                     1,779,272,175     1,241,524,357
Shares issued to shareholders in reinvestment
  of distributions                                  6,235,121         5,508,091
Shares reacquired                              (1,792,283,819)   (1,162,359,397)
                                                -------------      ------------
    Net increase (decrease)                        (6,776,523)       84,673,051
                                                =============      ============

Class C Shares
                                                   YEAR ENDED        YEAR ENDED
                                                   AUGUST 31,        AUGUST 31,
                                                         1997             1996*
-------------------------------------------------------------------------------

Shares sold                                       132,706,173        24,326,904
Shares issued to shareholders in reinvestment
  of distributions                                    361,382            47,156
Shares reacquired                                (123,336,617)      (17,732,038)
                                                -------------      ------------
    Net increase                                    9,730,938         6,642,022
                                                =============      ============
* For the period from the commencement of the Fund's offering of Class C shares, April 1, 1996, through August 31, 1996.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1997, was $2,700.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the series constituting MFS Series Trust I) as of August 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended August 31, 1997, 1996 and 1995, the nine months ended August 31, 1994 and for each of the years in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Cash Reserve Fund at August 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 3, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) CASH RESERVE FUND
TRUSTEES                                              SECRETARY
A. Keith Brodkin* - Chairman and President            Stephen E. Cavan*

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),            ASSISTANT SECRETARY
Massachusetts Financial Services Company;             James R. Bordewick, Jr.*
Director, Cambridge Bancorp; Director,
Cambridge Trust Company                               CUSTODIAN
                                                      State Street Bank and Trust Company
Marshall N. Cohan - Private Investor
                                                      AUDITORS
Lawrence H. Cohn, M.D. - Chief of Cardiac             Deloitte & Touche LLP
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School          INVESTOR INFORMATION
                                                      For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief            call toll free: 1-800-637-4458 anytime
Executive Officer, Edmund Gibbons Ltd.;               from a touch-tone telephone.
Chairman, Bank of N.T. Butterfield & Son Ltd.
                                                      For information on MFS mutual funds, call
Abby M. O'Neill - Private Investor;                   your financial adviser or, for an
Director, Rockefeller Financial Services,             information kit, call toll free:
Inc. (investment advisers)                            1-800-637-2929 any business day from 9
                                                      a.m. to 5 p.m. Eastern time (or leave a
Walter E. Robb, III - President and                   message anytime).
Treasurer, Benchmark Advisors, Inc.
(corporate financial consultants);                    INVESTOR SERVICE
President, Benchmark Consulting Group,                MFS Service Center, Inc.
Inc. (office services); Trustee, Landmark             P.O. Box 2281
Funds (mutual funds)                                  Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice              For general information, call toll free:
President, Director and Secretary,                    1-800-225-2606 any business day from
Massachusetts Financial Services Company              8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and                    For service to speech- or
Director, Massachusetts Financial Services Company    hearing-impaired, call toll free:
                                                      1-800-637-6576 any business day from 9
J. Dale Sherratt - President, Insight                 a.m. to 5 p.m. Eastern time. (To use this
Resources, Inc. (acquisition planning specialists)    service, your phone must be equipped with
                                                      a Telecommunications Device for the Deaf.)
Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand                For share prices, account balances, and
Corporation                                           exchanges, call toll free: 1-800-MFS-TALK
                                                      (1-800-637-8255) anytime from a touch-tone
INVESTMENT ADVISER                                    telephone.
Massachusetts Financial Services Company
500 Boylston Street                                   WORLD WIDE WEB
Boston, MA 02116-3741                                 www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.                           [DALBAR   For the fourth year in a row,
500 Boylston Street                                   LOGO]     MFS earned a #1 ranking in the
Boston, MA 02116-3741                                       DALBAR, Inc. Broker/Dealer Survey,
                                                      Main Office Operations Service Quality
PORTFOLIO MANAGER                                     Category. The firm achieved a 3.42
Geoffrey L. Kurinsky*                                 overall score on a scale of 1 to 4 in
                                                      the 1997 survey. A total of 111 firms
TREASURER                                             responded, offering input on the
W. Thomas London*                                     quality of service they received from
                                                      29 mutual fund companies nationwide.
ASSISTANT TREASURERS                                  The survey contained questions about
Mark E. Bradley*                                      service quality in 11 categories,
Ellen Moynihan*                                       including "knowledge of operations
James O. Yost*                                        contact," "keeping you informed,"
                                                      "ease of doing business" with the firm.
*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) CASH                                                 BULK RATE
RESERVES FUND                                             U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


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